UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2013 Schlumberger Omnibus Incentive Plan

The stockholders of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), approved the adoption of the 2013 Schlumberger Omnibus Incentive Plan (the “2013 Incentive Plan”) at the 2013 Annual Meeting of Stockholders of Schlumberger (the “Annual Meeting”) held on April 10, 2013. The 2013 Incentive Plan provides for the grant to Schlumberger employees of stock options, cash, stock appreciation rights, and stock awards, which may include restricted stock or restricted stock units. A total of 35 million shares of Schlumberger common stock are subject to the 2013 Incentive Plan. No more than 7.5 million shares of common stock may be the subject of awards that are not options or stock appreciation rights. Awards may be granted under the 2013 Incentive Plan on or before April 9, 2023. The 2013 Incentive Plan was approved by Schlumberger’s Board of Directors on January 17, 2013, subject to stockholder approval. The foregoing description of the 2013 Incentive Plan is qualified in its entirety by reference to the text of the 2013 Incentive Plan, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of Schlumberger Discounted Stock Purchase Plan

The stockholders of Schlumberger also approved at the Annual Meeting an amendment and restatement (the “DSPP Amendment”) of the Schlumberger Discounted Stock Purchase Plan (the “DSPP”). The DSPP Amendment increases the number of shares of common stock available for purchase under the DSPP by 22 million shares. The DSPP Amendment was approved by Schlumberger’s Board of Directors as of January 1, 2013, subject to stockholder approval, and is effective as of January 1, 2013. The foregoing description of the DSPP Amendment is qualified in its entirety by reference to the text of the amended and restated DSPP, which is included as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on April 10, 2013, the stockholders of Schlumberger:

•	Item 1—elected all 11 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•

Item 3—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2012, its Consolidated Statement of Income for the year ended December 31, 2012, and the declarations of dividends by the Board of Directors in 2012 as reflected in Schlumberger’s 2012 Annual Report to Stockholders;

•	Item 4—approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2013;

•	Item 5—approved the adoption of the 2013 Schlumberger Omnibus Incentive Plan; and

•	Item 6—approved the adoption of an amendment and restatement of the Schlumberger Discounted Stock Purchase Plan.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 1, 2013 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non- votes
Peter L.S. Currie	953,590,413	3,556,306	2,266,974	114,127,308
Tony Isaac	865,765,024	91,387,112	2,261,557	114,127,308
K. Vaman Kamath	950,967,082	6,137,005	2,309,606	114,127,308
Paal Kibsgaard	956,127,955	1,113,758	2,171,980	114,127,308
Nikolay Kudryavtsev	953,582,735	3,524,301	2,306,657	114,127,308
Adrian Lajous	931,093,331	26,046,249	2,274,113	114,127,308
Michael E. Marks	937,043,223	20,137,162	2,233,308	114,127,308
Lubna S. Olayan	938,328,422	18,781,994	2,303,277	114,127,308
Leo Rafael Reif	954,599,092	2,530,875	2,283,726	114,127,308
Tore I. Sandvold	954,665,192	2,504,714	2,243,787	114,127,308
Henri Seydoux	951,036,346	1,931,330	6,446,017	114,127,308

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 96.07% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
913,637,542	37,410,716	8,365,435	114,127,308

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2012, its Consolidated Statement of Income for the year ended December 31, 2012, and the declarations of dividends by the Board of Directors in 2012 as reflected in Schlumberger’s 2012 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.78% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,063,486,828	2,375,835	7,678,338	0

Item 4—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2013, as described in the Definitive Proxy Statement, was approved with approximately 98.36% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,052,727,963	17,509,915	3,303,123	0

Item 5—Adoption of 2013 Schlumberger Omnibus Incentive Plan

The proposal to approve the adoption of the 2013 Schlumberger Omnibus Incentive Plan, as described in the Definitive Proxy Statement, was approved with approximately 95.18% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
909,784,009	46,065,741	3,563,943	114,127,308

Item 6—Amendment and Restatement of Schlumberger Discounted Stock Purchase Plan

The proposal to approve the adoption of an amendment and restatement of the Schlumberger Discounted Stock Purchase Plan, as described in the Definitive Proxy Statement, was approved with approximately 99.45% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
950,679,423	5,263,176	3,471,094	114,127,308

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following are filed as exhibits to this report:

10.1	Schlumberger 2013 Omnibus Stock Incentive Plan (incorporated by reference to Appendix A of Schlumberger’s Definitive Proxy Statement filed with the SEC on March 1, 2013).

10.2	Schlumberger Discounted Stock Purchase Plan, as amended and restated effective as of January 1, 2013 (incorporated by reference to Appendix B of Schlumberger’s Definitive Proxy Statement filed with the SEC on March 1, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: April 10, 2013